Exhibit 99.1

Life360 Announces Pricing of U.S. Initial Public Offering

SAN FRANCISCO, June 6, 2024 /PRNewswire/ — San Francisco area-based Life360, Inc. (“Life360” or the “Company”) today announced the pricing of its initial public offering in the U.S. (the “Offering”) of 5,750,000 shares of its common stock, with 3,703,704 shares of common stock being offered by Life360 and 2,046,296 shares of common stock being offered by the selling securityholders named in the prospectus (“Selling Securityholders”), at an initial public offering price of $27.00 per share. Life360 will not receive any of the proceeds from the sale of the shares by the Selling Securityholders. The shares are expected to begin trading on the Nasdaq Global Select Market under the ticker symbol “LIF”, today, Thursday June 6, 2024. In addition, the Selling Securityholders have granted the underwriters a 30-day option to purchase up to an additional 862,500 shares of common stock at the initial public offering price, less underwriting discounts and commissions. The offering is expected to close on June 7, 2024, subject to customary closing conditions.

The Company intends to use the net proceeds it receives from the proposed offering to increase its capitalization and financial flexibility, to create a public market for its common stock in the United States and for general corporate purposes, including working capital, operating expenses and capital expenditures.

The Company, with headquarters in the San Francisco area and pre-existing SEC reporting obligations, views the Offering and increased exposure to U.S. investors as a natural next-step in its growth. The Company’s CHESS Depositary Interests (“CDIs”) (representing underlying shares of common stock on a 3 CDIs-for-1 share of common stock basis) will remain listed on the Australian Securities Exchange.

Goldman Sachs & Co. LLC, Evercore ISI and UBS Investment Bank are acting as joint book-running managers for the Offering. Stifel is acting as an additional book-running manager for the Offering. Canaccord Genuity, Citizens JMP and Loop Capital Markets are acting as co-managers for the Offering.

A registration statement on Form S-3 (Registration No. 333-279271) (including a base prospectus) has been filed with the SEC and became automatically effective on May 9, 2024. A preliminary prospectus supplement and accompanying prospectus relating to the Offering has been filed with the SEC and is available on the SEC’s website located at http://www.sec.gov. A final prospectus supplement reflecting the final terms of the Offering will be filed with the SEC. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the Offering may be obtained from: Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at (866) 471-2526, or by email at Prospectus-ny@ny.email.gs.com; Evercore Group L.L.C., Attention: Equity Capital Markets, 55 East 52nd Street, 35th Floor, New York, NY 10055, by telephone at (888) 474-0200, or email: ecm.prospectus@evercore.com; or UBS Securities LLC, Attn: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019 or email: ol-prospectus-request@ubs.com.

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Life360

Life360, a family connection and safety company, keeps people close to the ones they love. The category-leading mobile app and Tile tracking devices empower members to stay connected to the people, pets, and things they care about most, with a range of services, including location sharing, safe driver reports, and crash detection with emergency dispatch. Life360 delivers peace of mind and enhances everyday family life in all the moments that matter, big and small.

Forward-looking statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Life360 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements regarding Life360’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including statements regarding Life360’s expectations relating to the commencement of trading of its common stock on the Nasdaq Global Select Market; and the underwriters’ 30-day option to purchase additional shares. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “seek,” “should,” “will,” “would” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this announcement, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based.

Although Life360 believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, Life360 can give no assurance that such expectations and assumptions will prove to be correct and, actual results may vary in a materially positive or negative manner. Forward-looking statements are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to Life360’s business, market risks, Life360’s need for additional capital, and the risk that Life360’s products and services may not perform as expected, as described in greater detail under the heading “Risk Factors” in Life360’s ASX and SEC filings, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024 and other reports filed with the SEC. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This announcement should not be relied upon as a recommendation or forecast by Life360. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of Life360.

SOURCE Life360